CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report of Chugach Electric Association, Inc. on Form 10-K for the period ending December 31, 2002, I, Evan J. Griffith, General Manager and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(a) This annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) The information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 28, 2003                       /s/ Evan J. Griffith
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                                                Evan J. Griffith
                                                General Manager and Principal
                                                Executive Officer